Financing Receivables, Net	12 Months Ended
Dec. 31, 2025
Financing Receivable, after Allowance for Credit Loss [Abstract]
Financing Receivables, Net

3. FINANCING RECEIVABLES, NET

Financing receivables, net as of December 31, 2024 and 2025 consisted of the followings:

	As of December 31,
	2024	2025
	(RMB in thousands)
Short-term:
Short-term financing receivables	4,693,817	5,521,164
Accrued interest receivable	77,022	127,948
Allowance for credit losses	(102,124)	(198,694)
Total short-term financing receivables, net	4,668,715	5,450,418
Long-term:
Long-term financing receivables	114,247	171,101
Allowance for credit losses	(1,820)	(3,723)
Total long-term financing receivables, net	112,427	167,378

These balances represent short‑term and long‑term financing receivables generated from loans transacted on the Group's Platform and APP with an original term generally up to three years and do not have collateral.

As of December 31, 2024 and 2025, loans that were charged-off in accordance with the Group's standard charge-off policy were RMB5,748 million and RMB6,666 million, respectively. The Group determined it was probable that the Group will be unable to collect the unpaid principal amounts on those loans.

The following table summarizes the balances of financing receivables by due date as of December 31, 2024 and 2025:

	As of December 31,
	2024	2025
	(RMB in thousands)
Due in months
0 - 12	4,693,817	5,521,164
13 - 24	114,178	171,101
25 - 36	69	—
Total financing receivables (excluding accrued interest receivable)	4,808,064	5,692,265

The activities in the allowance for credit losses of financing receivables for the years ended December 31, 2023, 2024 and 2025, respectively, consisted of the following:

	For the year ended December 31,
	2023	2024	2025
	(RMB in thousands)
Beginning balances	(197,407)	(61,681)	(103,944)
Provision for credit losses	(627,061)	(865,524)	(1,016,742)
Charge-offs	939,992	1,083,815	1,226,618
Recoveries from prior charge-offs	(177,205)	(260,554)	(308,349)
Ending balances	(61,681)	(103,944)	(202,417)

Aging analysis of past due financing receivables as of December 31, 2024 and 2025 are as follows:

RMB in thousands	1 - 29 Days Past Due	30 - 59 Days Past Due	60 - 89 Days Past Due	90 - 179 Days Past Due	Total Past Due	Current	Total
December 31, 2024	93,205	67,796	58,292	143,553	362,846	4,445,218	4,808,064
December 31, 2025	221,633	165,269	160,909	324,523	872,334	4,819,931	5,692,265

Financing receivables amounting to RMB144 million and RMB325 million as of December 31, 2024 and 2025, respectively, were in non‑accrual status. Financing income for non‑accrual financing receivables is recognized on a cash basis. Cash receipt of non‑accrual financing receivables would be first applied to any unpaid principal, late payment fees, if any, before recognizing financing income. For the years ended December 31, 2023, 2024 and 2025, interest and late payment fees earned from non‑accrual financing receivables were RMB74.1 million, RMB59.5 million and RMB60.1 million, respectively.

As of December 31, 2024 and 2025, financing receivables amounting to RMB11.9 million and RMB1,197 million have been pledged as collateral pursuant to investment agreements with certain Institutional Funding Partners (Note 10).

Credit Quality Indicators

The following table provides information on delinquency, which is the primary credit quality indicator for financing receivables. The amortized cost of loans was presented by year of origination as of December 31, 2025:

	Loans originated in
RMB in thousands	1 - 29 Days Past Due	30 - 59 Days Past Due	60 - 89 Days Past Due	90 - 179 Days Past Due	Total Past Due	Current	Total
2023 and before	2	5	22	103	132	426	558
2024	2,738	1,819	2,513	16,231	23,301	55,312	78,613
2025	218,893	163,445	158,374	308,189	848,901	4,764,193	5,613,094
Total	221,633	165,269	160,909	324,523	872,334	4,819,931	5,692,265